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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 25, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of July 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-34CB, Mortgage Pass-Through
                       Certificates, Series 2005-34CB).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                          333-125902            87-0698307
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                     File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                           91302
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(Address of principal                                        (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
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Filing of Other Materials
-------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Alternative Loan Trust 2005-34CB, Mortgage Pass-Through Certificates, Series 2005-34CB (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PwC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PwC is attached hereto as Exhibit 23.1.

     The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2004 and December 31, 2003 and for each of the three years in the period ended December 31, 2004, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2004, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended March 31, 2005, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement and shall be deemed to be a part hereof. The consent of PwC to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        Exhibit No.       Description
        -----------       -----------

        23.1              Consent of PricewaterhouseCoopers LLP






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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWALT, INC.



                                        By: /s/ Darren Bigby
                                            -------------------------------
                                            Darren Bigby
                                            Vice President



Dated:  July 25, 2005



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


                                 Exhibit Index
                                 -------------



Exhibit No.           Description
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23.1                  Consent of PricewaterhouseCoopers LLP






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